SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

Cash Account Trust Government & Agency Securities Portfolio Tax-Exempt Portfolio Cash Management Fund Cash Reserve Fund, Inc. Prime Series Cash Reserves Fund Institutional	Daily Assets Fund Institutional Deutsche Money Market Prime Series Deutsche Money Market Series Investors Cash Trust Treasury Portfolio Deutsche Variable NAV Money Fund NY Tax Free Money Fund	Tax Free Money Fund Investment Tax-Exempt California Money Market Fund Deutsche Variable Series II: Deutsche Money Market VIP

The following information replaces similar disclosure in the “Understanding Distributions and Taxes” section of each fund’s/portfolio’s prospectus:

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, by wire, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested. You will receive any unpaid dividends upon redeeming your entire account, unless you elect to receive unpaid dividends on the next monthly dividend payment date.

Please Retain This Supplement for Future Reference

March 25, 2015 PROSTKR-485